UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 4, 2012

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) is furnishing this Current Report on Form 8-K to provide supplemental financial disclosures related to the reorganization of its business segments. The reorganization became effective in the fourth quarter of 2012. As a result of the reorganization:

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Consumer business segment change. The Retail Financial Services (“RFS”) and Card Services & Auto (“Card”) business segments were combined to form one business segment called Consumer & Community Banking (“CCB”).

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Wholesale business segment change. The Investment Bank (“IB”) and Treasury & Securities Services (“TSS”) business segments were combined to form one business segment called Corporate & Investment Bank (“CIB”).

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The Firm’s other business segments, Commercial Banking (“CB”) and Asset Management (“AM”), were not affected by the aforementioned changes. A technology function supporting online and mobile banking was transferred from Corporate/Private Equity (“Corp/PE”) to the CCB business segment. This transfer did not materially affect the results of either the CCB business segment or Corp/PE.

The information contained in this Form 8-K is being furnished pursuant to Regulation FD in order to assist investors in understanding how the Firm’s business segment results would have been presented in previously-filed reports had such results been reported in the manner in which JPMorgan Chase’s business segments are being managed commencing in the fourth quarter of 2012. Only financial information affected by the reorganization is included in this Current Report on Form 8-K. The revision of the previously-issued financial information does not represent a restatement of previously-issued financial statements and does not affect the Firm’s reported net income, earnings per share, total assets, stockholders’ equity or regulatory capital for any of the previously reported periods.

A copy of a presentation containing revised supplemental financial information is attached hereto as Exhibit 99.1. This presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into filings of the Firm under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. Revised Financial Supplement (Business Segment Reorganization) – Seven Quarter Trend Through 3Q12 and Full Years of 2011 & 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)
By:	/s/ Douglas L. Braunstein
Douglas L. Braunstein
Executive Vice President and Chief Financial Officer
(Chief Financial Officer)

Dated:        December 4, 2012

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. Revised Financial Supplement (Business Segment Reorganization) – Seven Quarter Trend Through 3Q12 and Full Years of 2011 & 2010

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